                                                                  Exhibit 10.12

                       FIRST AMENDMENT TO AMENDED AND RESTATED
                           AGREEMENT OF LIMITED PARTNERSHIP
                                          OF
                        BRANDYWINE OPERATING PARTNERSHIP, L.P.


         THIS FIRST AMENDMENT, dated as of December 11, 1997 (the "Amendment"), amends the Amended and Restated Partnership Agreement (the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                      BACKGROUND

    A. Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

    B. The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership in exchange for certain contributions of real estate and real estate related assets that are being made to the Partnership on the date hereof pursuant to three separate Agreements (relating, respectively, to properties commonly known as 1007 Laurel Oak Road, 500 Scarborough Drive and the PaintWorks Property) among the Partnership, the General Partner and the Admitted Partners.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

         1. The Partnership Agreement is hereby amended to reflect the admission as a Limited Partner on the date hereof of the Persons set forth on Schedule A-1 attached hereto (the "Initial Admitted Partners") and the ownership by such Persons of the number of Class A Units listed opposite each Person's name on Schedule A-1. Immediately following the issuance of such Class A Units to the Initial Admitted Partners, the Initial Admitted Partners will transfer all of such Class A Units to the members or partners of such Initial Admitted Partners, with the result that the Initial Admitted Partners will have withdrawn from and ceased to be Limited Partners and the Persons listed on Schedule A-2 attached hereto (the "Subsequent Admitted Partners") will have become Limited Partners and will hold the Class A Units issued pursuant to this Amendment. Attached as Schedule B is a list of the Partners of the Partnership prior to the admission of the Initial Admitted Partners, together with the number and class of Partnership Interests owned by such partners.

         2. The Partnership Interests issued hereby shall constitute Class A Units; provided that any distribution to be received by the Subsequent Admitted Partners on the Class A Units transferred to them on the date hereof by the Initial Admitted partners on account of the fiscal quarter in which the Subsequent Admitted Partners are admitted to the Partnership shall be pro-rated to reflect the portion of the fiscal quarter of the Partnership for which the Subsequent Admitted Partners held such Class A Units and shall not be pro-rata in accordance with their then Percentage Interests.

         3. By execution of this Amendment to the Partnership Agreement by the General Partner and the Initial Admitted Partners and Subsequent Admitted Partners, the Initial Admitted Partners and Subsequent Admitted Partners agree to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement. The General Partner confirms that the provisions in Section 18.1(a) of the Partnership Agreement shall apply to the Subsequent Admitted Partners notwithstanding Section 18.7 of the Partnership Agreement.

         4. On the date of this Amendment, each of the Subsequebt Admitted Partners shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

         5. Except as expressly set forth in this Amendment to the Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

         IN WITNESS WHEREOF, this Amendment to the Partnership Agreement has been executed and delivered as of the date first above written.

                             GENERAL PARTNER:

                             BRANDYWINE REALTY TRUST

                             By: /s/ Gerard H. Sweeney
                                 ---------------------------------------------

                             Its:  President and CEO
                                 ---------------------------------------------

                             INITIAL ADMITTED PARTNERS:

                             LAUREL OAK ROAD LLC

                             By: /s/ M. Sean Scarborough
                                 ---------------------------------------------

                             Its: Member
                                 ---------------------------------------------

                         [Executions Continued]

                             ENGLISH CREEK PARTNERS #2,
                             Limited Partnership

                             By: /s/ R. Randle Scarborough
                                 ---------------------------------------------

                             Its:  General Partner
                                 ---------------------------------------------



                             PWCCW

                             By: Robert K. Scarborough
                                 ---------------------------------------------



                             SUBSEQUENT ADMITTED PARTNERS:

                             /s/ R. Randle Scarborough
                             -------------------------------------------------

                             R. Randle Scarborough

                             /s/ M. Sean Scarborough
                             -------------------------------------------------
                             M. Sean Scarborough

                             /s/ Steven L. Shapiro
                             -------------------------------------------------
                             Steven L. Shapiro

                             /s/ Robert K. Scarborough
                             -------------------------------------------------
                             Robert K. Scarborough

                             /s/ Raymond J. Perkins
                             -------------------------------------------------
                             Raymond J. Perkins

                                   SCHEDULE "A-1"
              INITIAL                            NUMBER OF
              ADMITTED                           PARTNERSHIP
              PARTNERS                           INTERESTS

              Laurel Oak Road LLC                  61,188

              English Creek Partners #2,
              Limited Partnership                  63,404

              PWCCW                               265,384

                                   SCHEDULE "A- 2"



SUBSEQUENT                          NUMBER OF
ADMITTED                           PARTNERSHIP
PARTNERS                            INTERESTS


R. Randle Scarborough                59,578


M. Sean Scarborough                  60,576


Steven L. Shapiro                     1,902


Robert K. Scarborough               265,384


Raymond J. Perkins                    2,536

                                     SCHEDULE "B"

                        BRANDYWINE OPERATING PARTNERSHIP, L.P.
                          OUTSTANDING PARTNERSHIP INTERESTS
                               AS OF DECEMBER 11, 1997


                                          NUMBER OF
                                         PARTNERSHIP
                                          INTERESTS
LIMITED PARTNERS                     (ALL CLASS A UNITS)


Safeguard Scientifics, Inc.                 252,387


The Nichols Company                           2,742


Brian F. Belcher                              7,245


Jack R. Loew                                  1,245


Craig C. Hough                                1,245


Gary C. Bender                                1,434


Werner A. Fricker                             6,830


Brandywine Holdings I, Inc.                       5


Brandywine Realty Trust                     163,399


                                           NUMBER OF
                                          PARTNERSHIP
                                           INTERESTS
GENERAL PARTNER                          (ALL GP UNITS)

Brandywine Realty Trust                    23,172,642

                                      EXHIBIT 1

                      IRREVOCABLE PROXY COUPLED WITH AN INTEREST


       KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.



     IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy
on this [        ] day of December, 1997.



                              -----------------------------------------------
                              (To be executed by each person/entity receiving
                               Partnership Interests at or immediately after
                              the Closing)